Exhibit 99.1

Broadcom Completes Acquisition of Brocade Communications Systems

SAN JOSE, Calif. – Nov. 17, 2017 – Broadcom Limited (NASDAQ: AVGO) (“Broadcom”), a leading semiconductor device supplier to the wired, wireless, enterprise storage, and industrial end markets, today announced that it has completed its acquisition of Brocade Communications Systems, Inc. (NASDAQ: BRCD).

Brocade’s common stock will now cease to be traded on NASDAQ. Brocade will operate as an indirect subsidiary of Broadcom and will be led by Jack Rondoni as General Manager. Previously, Rondoni served as Senior Vice President of Storage Networking at Brocade, having joined the company in 2006. Rondoni brings over 20 years of experience in storage, networking and technology.

“We are pleased to complete this transaction, which strengthens Broadcom’s position as a leading provider of enterprise storage and networking solutions and enables us to better serve our OEM customers,” said Hock Tan, President and Chief Executive Officer of Broadcom. “Broadcom has a track record of successfully integrating and growing companies we acquire, enabling us to offer customers a leading portfolio of best-in-class franchises across a diverse set of technologies. We intend to invest in and grow the Brocade business to further enhance its capabilities in mission-critical storage networking.”

Tan continued, “We are pleased to announce Jack’s appointment as General Manager, and would like to welcome the outstanding team of employees at Brocade to the Broadcom family. Together, we will continue to exceed the expectations of our customers.”

“We are very excited to join the Broadcom team and provide compelling benefits for customers and new opportunities for Brocade’s employees,” said Jack Rondoni, General Manager, Brocade business unit. “Broadcom provides us with the scale, resources and complementary capabilities to accelerate growth, execute on our strategic initiatives and extend our market leadership in storage area networking. We share a common culture of innovation and execution, and we look forward to the exciting new growth opportunities we will have as part of the Broadcom team.”

About Broadcom Limited

Broadcom Limited is a leading designer, developer and global supplier of a broad range of digital and analog semiconductor connectivity solutions. Broadcom Limited’s extensive product portfolio serves four primary end markets: wired infrastructure, wireless communications, enterprise storage and industrial & other. Applications for our products in these end markets include: data center networking, home connectivity, set-top box, broadband access, telecommunications equipment, smartphones and base stations, data center servers and storage, factory automation, power generation and alternative energy systems, and electronic displays. For more information, go to www.broadcom.com.

Forward-Looking Statements

This communication contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning Broadcom. These statements include, but are not limited to, statements that address Broadcom’s expected future business and financial performance and statements about (i) the expected benefits of the Brocade acquisition, (ii) Broadcom’s plans, objectives and intentions with respect to future operations and products, (iii) Broadcom’s competitive position and opportunities, (iv) the impact of the Brocade acquisition on the market for Broadcom’s products, and (v) other statements identified by words such as “will”, “expect”, “believe”, “anticipate”, “estimate”, “should”, “intend”, “plan”, “potential”, “predict”, “project”, “aim”, and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of the management of Broadcom, as well as assumptions made by, and information currently available to, such management, current market trends and market conditions and involve risks and uncertainties, many of which are outside Broadcom’s and management’s control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements.

Such risks, uncertainties and assumptions include: any risks associated with loss of Broadcom’s significant customers and fluctuations in the timing and volume of significant customer demand; Broadcom’s dependence on contract manufacturers and outsourced supply chain; any acquisitions Broadcom may make, as well as delays, challenges and expenses associated with receiving governmental and regulatory approvals and satisfying other closing conditions, and with integrating acquired companies with Broadcom’s existing businesses and Broadcom’s ability to achieve the benefits, growth prospects and synergies expected from such acquisitions, including Broadcom’s completed acquisition of Brocade; Broadcom’s ability to accurately estimate customers’ demand and adjust Broadcom’s manufacturing and supply chain accordingly; Broadcom’s significant indebtedness; dependence on and risks associated with distributors of Broadcom’s products; Broadcom’s ability to improve its manufacturing efficiency and quality; increased dependence on a small number of markets; quarterly and annual fluctuations in operating results; cyclicality in the semiconductor industry or in Broadcom’s target markets; global economic conditions and concerns; Broadcom’s competitive performance and ability to continue achieving design wins with its customers, as well as the timing of those design wins; rates of growth in Broadcom’s target markets; prolonged disruptions of Broadcom’s or its contract manufacturers’ manufacturing facilities or other significant operations; Broadcom’s dependence on outsourced service providers for certain key business services and their ability to execute to its requirements; Broadcom’s ability to maintain or improve gross margin; Broadcom’s ability to maintain tax concessions in certain jurisdictions; Broadcom’s ability to protect its intellectual property and the unpredictability of any associated litigation expenses; any expenses or reputational damage associated with resolving customer product and warranty and indemnification claims; Broadcom’s ability to sell to new types of customers and to keep pace with technological advances; market acceptance of the end products into which Broadcom’s products are designed; and other events and trends on a national, regional and global scale, including those of a political, economic, business, competitive and regulatory nature.

Broadcom’s filings with the Securities and Exchange Commission (“SEC”), which you may obtain for free at the SEC’s website at http://www.sec.gov, discuss some of the important risk factors that may affect Broadcom’s business, results of operations and financial condition. Broadcom undertakes no intent or obligation to publicly update or revise any of these forward looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Contact

Investors:

Ashish Saran

Broadcom Limited

Investor Relations

408-433-8000

investor.relations@broadcom.com

Media:

Joele Frank / Steve Frankel / Andi Rose

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449